Net Finance Costs - Summary of Net Finance Costs (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Interest income under the effective interest method on:
Financial assets measured at amortized cost - interest income (primarily time deposits and cash and cash equivalents)	$ 107	$ 26	$ 42
Net change in fair value of financial assets and liabilities	(294)	37	(42)
Net foreign exchange gain	0	2	11
Finance income	107	28	53
Financial liabilities measured at amortized cost - interest expense	(165)	(1,701)	(1,433)
Impairment loss and change in fair value on investment in associates	0	0	(15)
Net change in fair value of financial assets and liabilities	(294)	37	(42)
Net foreign exchange loss	(1)	0	0
Finance costs	(166)	(1,701)	(1,448)
Share listing and associated expenses	0	(353)	0
Net finance costs recognized in profit or loss	$ (353)	$ (1,989)	$ (1,437)